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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Air Methods Corporation (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Aaron D. Todd
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Aaron D. Todd
Chief Executive Officer
November 14, 2003

/s/ Trent J. Carman
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Trent J. Carman
Chief Financial Officer
November 14, 2003

A signed original of this written statement required by Section 906 has been provided to Air Methods Corporation and will be retained by Air Methods and furnished to the Securities and Exchange Commission or its staff upon request.